Transocean Ltd.  Receives Early Termination Notice on the Discoverer Clear Leader

ZUG, Switzerland—September 20, 2017—Transocean Ltd. (NYSE: RIG) announced today that a subsidiary of Chevron elected to exercise its contractual option to terminate the drilling contract for the ultra-deepwater drillship Discoverer Clear Leader, effective November 2017, prior to its expiration in October 2018. In accordance with the contract terms, Transocean will be compensated through a lumpsum payment of approximately $148 million in contract termination fees, which is the present value of the operating dayrate less the operating costs per day. The payment is expected to be received in the fourth quarter of 2017.

About Transocean

Transocean is a leading international provider of offshore contract drilling services for oil and gas wells. The company specializes in technically demanding sectors of the global offshore drilling business with a particular focus on deepwater and harsh environment drilling services, and believes that it operates one of the most versatile offshore drilling fleets in the world.

Transocean owns or has partial ownership interests in, and operates a fleet of 44 mobile offshore drilling units consisting of 30 ultra-deepwater floaters, seven harsh environment floaters, three deepwater floaters and four midwater floaters. In addition, Transocean has four ultra-deepwater drillships under construction or under contract to be constructed. The company also operates two high-specification jackups that were under drilling contracts when the rigs were sold, and the company continues to operate these jackups until completion or novation of the drilling contracts.

For more information about Transocean, please visit: www.deepwater.com.

Forward-Looking Statements

Statements regarding the Transaction (defined below), as well as any other statements that are not historical facts may be forward-looking statements that involve certain risks, uncertainties and assumptions. These forward-looking statements include, but are not limited to, estimated duration of customer contracts; contract dayrate amounts; future contract commencement dates and locations; planned shipyard projects; timing of Transocean’s newbuild deliveries; operating hazards and delays; risks associated with international operations; actions by customers and other third parties; the future prices of oil and gas; the intention to scrap certain drilling rigs; the expected timing and likelihood of the completion of the proposed acquisition of Songa Offshore SE (the “Transaction”), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction that could reduce anticipated benefits or cause the parties to abandon the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement for the Transaction; the ability to successfully complete the Transaction, including the related exchange offers; regulatory or other limitations imposed as a result of the Transaction; the success of the business following completion of the Transaction; the ability to successfully integrate the Transocean and Songa businesses; the possibility that Transocean’s shareholders may not approve certain matters that are conditions to the Transaction or that the requisite number of Songa shares may not be exchanged in the public offer; the risk that the parties may not be able to satisfy the conditions to closing of the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that the announcement or completion of the Transaction could have adverse effects on the market price of Transocean’s or Songa’s shares or the ability of Transocean or Songa to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Transocean may be unable to achieve expected synergies from the Transaction or that it may take longer or be more costly than expected to achieve those synergies; and other factors including those and other risks discussed in Transocean’s most recent Annual Report on Form 10-K for the year ended December 31, 2016, and in Transocean’s other filings with the SEC, which are available free of charge on the SEC's website at: www.sec.gov, and in Songa’s annual and quarterly financial reports made publicly available. All forward-looking statements included in this press release are based on information available to Transocean as of the date of this press release and current expectations, forecasts and assumptions. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those anticipated. These risks and uncertainties include the risk that the Transaction may not close for any reason, including the risk that the requisite number of Songa Offshore shares may not be tendered; difficulties that may be encountered in integrating the combined businesses and realizing the potential synergies of the proposed combination; and the other risks and uncertainties faced by each company, in the case of Transocean, as reported in its most recent Form 10-K, Forms 10-Q and other filings with the U.S. Securities and Exchange Commission. No forward-looking statements in this press release should be relied upon as representing Transocean’s views or expectations as of any subsequent date and Transocean does not undertake any obligation to revise or update any such forward-looking statement to reflect events or circumstances that may arise after the statement was made.

Additional Information

In connection with the Transaction, Transocean will file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) and Transocean and Transocean, Inc. (“TINC”), will file a Registration Statement on Form S-4 (the “Registration Statement”) containing a prospectus with respect to the shares and bonds to be issued in the Transaction and the related exchange offers (the “Prospectus”). When available, Transocean will mail the Proxy Statement to its shareholders in connection with the vote to approve certain matters in connection with the Transaction and will distribute the Prospectus to certain Songa Offshore security holders in the United States in connection with the Transaction and related exchange offers contemplated by the transaction agreement. Transocean and TINC are also expected to file an offer document with the Oslo Stock Exchange and the Financial Supervisory Authority of Norway (the “Norwegian FSA”) pursuant to Chapter 6 and Chapter 7 of the Norwegian Securities Trading Act.

INVESTORS AND SECURITYHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT AND/OR PROSPECTUS REGARDING THE TRANSACTION IN ITS/THEIR ENTIRETY WHEN THEY BECOME AVAILABLE (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) OR ANY DOCUMENTS WHICH ARE INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT OR PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. You may obtain, free of charge, copies of the definitive Proxy Statement, Prospectus and Registration Statement, when available, and other relevant documents filed by Transocean with the SEC, at the SEC’s website at: www.sec.gov. In addition, shareholders may obtain free copies of the Proxy Statement and Prospectus and other relevant documents filed by Transocean and TINC with the SEC from Transocean’s website at:  www.deepwater.com.

This communication does not constitute an offer to buy or exchange, or the solicitation of an offer to sell or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not a substitute for any prospectus, proxy statement or any other document that Transocean and TINC may file with the SEC in connection with the Transaction. The final terms and further provisions regarding the public offer will be disclosed in the offer document after the publication has been approved by the Norwegian FSA and in documents that will be filed by Transocean and TINC with the SEC. No money, securities or other consideration is being solicited, and, if sent in response to the information contained herein, will not be accepted.

No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended, and any applicable European and Norwegian regulations. The transaction and distribution of this document may be restricted by law in certain jurisdictions and persons into whose possession any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

Analyst Contacts:

Bradley Alexander

+1 713-232-7515

Diane Vento

+1 713-232-8015

Media Contact:

Pam Easton

+1 713-232-7647